     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2000


                                                      REGISTRATION NO. 333-36108
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            VIRAGE LOGIC CORPORATION
            (EXACT NAME OF CORPORATION AS SPECIFIED IN ITS CHARTER)


              DELAWARE                               3674                              77-0416232
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)              IDENTIFICATION NO.)


                            VIRAGE LOGIC CORPORATION
                             46501 LANDING PARKWAY
                           FREMONT, CALIFORNIA 94538
                                 (510) 360-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
            VIRAGE LOGIC CORPORATION'S PRINCIPAL EXECUTIVE OFFICES)

                               ADAM A. KABLANIAN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            VIRAGE LOGIC CORPORATION
                             46501 LANDING PARKWAY
                           FREMONT, CALIFORNIA 94538
                                 (510) 360-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                   SARAH A. O'DOWD                                         PETER T. HEALY
                   DAVID R. WILSON                                         MARK C. EASTON
                   NOELLE E. COOPER                                       CHRISTINE M. TAM
         HELLER EHRMAN WHITE & MCAULIFFE LLP                           O'MELVENY & MYERS LLP
                525 UNIVERSITY AVENUE                                 EMBARCADERO CENTER WEST
           PALO ALTO, CALIFORNIA 94301-1900                              275 BATTERY STREET
              TELEPHONE: (650) 324-7000                         SAN FRANCISCO, CALIFORNIA 94111-3305
                                                                     TELEPHONE: (415) 984-8833

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    As soon as practicable following the effectiveness of this Registration
                                   Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.: [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: [ ]
---------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
---------------

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Amendment No. 4 to the Registration Statement is being filed solely for the purpose of including the Signature Page and the Exhibit Index, which were inadvertently omitted in the Edgar Submission previously filed on July 28, 2000, due to technical difficulties during conversion of the file.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Palo Alto, California, on the 27th day of July, 2000.


                                          VIRAGE LOGIC CORPORATION


                                          By:     /s/ ADAM A. KABLANIAN

                                            ------------------------------------

                                              Adam A. Kablanian


                                              President and Chief Executive
                                              Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                  SIGNATURE                                     TITLE                        DATE
                  ---------                                     -----                        ----
            /s/ ADAM A. KABLANIAN              President, Chief Executive Officer and
---------------------------------------------  Chairman of the Board (Principal
              Adam A. Kablanian                Executive Officer)                        July 27, 2000

                                               Vice President and Chief Financial
            /s/ ADAM A. KABLANIAN              Officer
---------------------------------------------  (Principal Financial and Accounting
              James R. Pekarsky                Officer)                                  July 27, 2000

---------------------------------------------
Richard Elkus                                  Director

           /s/ ADAM A. KABLANIAN*
---------------------------------------------
              Michael Hackworth                Director                                  July 27, 2000

           /s/ ADAM A. KABLANIAN*
---------------------------------------------
              Alexander Shubat                 Director

---------------------------------------------
Michael Stark                                  Director                                  July 27, 2000

---------------------------------------------
Dr. Sang Wang                                  Director

           /s/ ADAM A. KABLANIAN*
---------------------------------------------  Vice President and Chief Scientist and
             Dr. Yervant Zorian                Director                                  July 27, 2000



* By Adam A. Kablanian as attorney-in-fact.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION OF DOCUMENT
-------                      -----------------------
 1.1*      Form of Underwriting Agreement
 3.1*      Amended and Restated Articles of Incorporation
 3.2*      Amended and Restated Bylaws
 3.3*      Amended and Restated Certificate of Incorporation to be
           effective upon closing
 3.4*      Amended and Restated Bylaws to be effective upon closing
 4.1*      Specimen Common Stock Certificate
 4.2*      Restated and Amended Investors' Rights Agreement among
           Virage Logic and certain stockholders dated December 3, 1999
 4.3       Amendment and Waiver to Restated and Amended Investors'
           Rights Agreement
 5.1*      Opinion of Heller Ehrman White & McAuliffe LLP
10.1*      1997 Equity Incentive Plan, as amended
10.2*      Form of Option Agreement under 1997 Equity Incentive Plan
10.3*      2000 Employee Stock Purchase Plan
10.4*      Virage Logic Corporation Fiscal Year 2000 Executive Variable
           Incentive Pay Plan
10.5*      Form of Indemnification Agreement
10.6*      Form of Secured Full Recourse Promissory Note granted by
           each of Adam Kablanian and Alexander Shubat on August 27,
           1997
10.7*      Form of Stock Pledge Agreement dated August 27, 1999 between the Company and each of Adam Kablanian and Alexander Shubat
10.8*      Form of Secured Full Recourse Promissory Note granted by
           each of Adam Kablanian, Alexander Shubat, Vincent Ratford, and James Pekarsky in March 2000
10.9*      Form of Stock Pledge Agreement, dated March 2000 between the
           Company and each of Adam Kablanian, Alexander Shubat,
           Vincent Ratford and James Pekarsky
10.10*     Asset Purchase Agreement between Mentor Graphics Corporation and Virage Logic dated as of December 1, 1999
10.11*     Loan and Security Agreement between Silicon Valley Bank,
           Virage Logic and VLI dated as of July 28, 1999
10.12 #*   Distribution Agreement between Seiko Instruments Inc. and
           Virage Logic dated as of October 1, 1998
10.13 #    Development and Licensing Agreement between Taiwan
           Semiconductor Manufacturing Co. Ltd. and Virage Logic dated as of March 3, 1999
10.14 #*   Joint Marketing and Technical Support Agreement between
           Chartered Semiconductor Manufacturing Ltd. and Virage Logic
           dated as of November 14, 1997
10.15 #*   Memory Compiler Licensing Agreement between United
           Microelectronics Corporation and Virage Logic
10.16 #*   Memorandum of Understanding for Jointly-Developed 1T-SRAM
           Technology Memory Compilers between Virage Logic and Mosys,
           Inc. dated July 1, 1999
10.17 #*   Memorandum of Understanding for Custom-Touch 1T-SRAM Memory
           Compiler for TSMC 0.18mm and 0.15mm Logic Process between
           Taiwan Semiconductor Manufacturing Co. Ltd., Mosys, Inc. and
           the Company
10.18*     Memorandum of Understanding between Virage Logic and
           Netlogic
10.19*     Industrial Space Lease between Renco Bayside Investors and
           Virage Logic dated as of March 17, 1999
10.20*     Office Service Agreement between HQ Global Workplaces, Inc.
           and Virage Logic dated as of August 3, 1999
10.21*     Office Lease between Morris Piha Real Estate Services, Inc.
           and Virage Logic dated as of March 25, 1999
10.22*     Master Lease Agreement among Leasing Technologies
           International, Inc., Virage Logic and VLI dated as of
           February 12, 1999

EXHIBIT
NUMBER                       DESCRIPTION OF DOCUMENT
-------                      -----------------------
10.23*     Employment Offer Letter to Vincent Ratford dated February 1,
           1998
10.24*     Employment Offer Letter to Raymond Leung dated August 6,
           1998
10.25*     Employment Offer Letter to James Pekarsky dated April 5,
           1999
10.26*     Employment Offer Letter to Kenneth Rousseau dated January
           18, 2000
10.27#*    Source Code License Agreement among Virage Logic, Fluence
           Technology Inc., and Credence Systems Corp.
10.28*     Stock Purchase Agreement between Virage Logic and Crosslink
           Capital, Inc.
16.1*      Letter from Mohler, Nixon & Williams Accountancy Corporation re change in certifying accountant
23.1       Consent of Integrated Circuit Engineering
23.2       Consent of Ernst & Young LLP, independent auditors
23.3       Consent of Mohler, Nixon & Williams Accountancy Corporation,
           independent auditors
23.4*      Consent of Heller Ehrman White & McAuliffe LLP (included in
           Exhibit 5.1)
24.1*      Power of Attorney (included on the signature page of this
           registration statement)
27.1*      Financial Data Schedule


-------------------------
* Previously filed.

# Confidential treatment requested.